                                                                EXHIBIT 10.13(d)

                                                                        T-018170



                          GAS TRANSPORTATION AGREEMENT

                            CONTRACT NUMBER T018170

                                     BETWEEN

                       TEXAS GAS TRANSMISSION CORPORATION

                                       AND

                         MISSISSIPPI VALLEY GAS COMPANY

                             DATED OCTOBER 29, 2001

                                     INDEX

                                                       PAGE NO.
                                                       -------
ARTICLE I           Definitions                           1
ARTICLE II          Transportation Service                1
ARTICLE III         Scheduling                            2
ARTICLE IV          Points of Receipt and Delivery        2
ARTICLE V           Term of Agreement                     3
ARTICLE VI          Point(s) of Measurement               3
ARTICLE VII         Facilities                            3
ARTICLE VIII        Rates and Charges                     3
ARTICLE IX          Miscellaneous                         4

                    EXHIBIT "A"
                    FIRM POINT(S) OF RECEIPT

                    EXHIBIT "A-I"
                    SECONDARY POINT(S) OF RECEIPT

                    EXHIBIT "B"
                    FIRM POINT(S) OF DELIVERY

                    EXHIBIT "C"
                    SUPPLY LATERAL CAPACITY

                    STANDARD FACILITIES KEY

                          FIRM TRANSPORTATION AGREEMENT

         THIS AGREEMENT, made and entered into this 29th day of October, 2001, by and between Texas Gas Transmission Corporation, a Delaware corporation, hereinafter referred to as "Texas Gas," and Mississippi Valley Gas Company, a Mississippi corporation, hereinafter referred to as "Customer,"

                                   WITNESSETH:

         WHEREAS, Customer has natural gas which it desires Texas Gas to move through its existing facilities; and

         WHEREAS, Texas Gas has the ability in its pipeline system to move natural gas for the account of Customer; and

         WHEREAS, Customer desires that Texas Gas transport such natural gas for the account of Customer; and

         WHEREAS, Customer and Texas Gas are of the opinion that the transaction referred to above falls within the provisions of Section 284.223 of Subpart G of
Part 284 of the Federal Energy Regulatory Commission's (Commission) regulations and the blanket certificate issued to Texas Gas in Docket No. CP88-686-000, and can be accomplished without the prior approval of the Commission;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto covenant and agree as follows:

                                    ARTICLE I

Definitions

1.1 Definition of Terms of the General Terms and Conditions of Texas Gas's FERC Gas Tariff on file with the Commission is hereby incorporated by reference and made a part of this Agreement.

                                   ARTICLE II

Transportation Service

2.1 Subject to the terms and provisions of this Agreement, Customer agrees to deliver or cause to be delivered to Texas Gas, at the Point(s) of Receipt in Exhibit "A" hereunder, gas for transportation, and Texas Gas agrees to receive, transport, and redeliver, at the Point(s) of Delivery in Exhibit "B" hereunder, equivalent quantities of gas to Customer or for the account of Customer, in accordance with Section 3 of Texas Gas's effective FT Rate Schedule and the terms and conditions contained herein, up to 20,476 MMBtu per day, which shall be Customer's Firm Transportation Contract Demand.

2.2 Customer shall reimburse Texas Gas for the quantity of gas required for fuel, company use, and unaccounted for associated with the transportation service hereunder in accordance with Section 16 of the General Terms and Conditions of Texas Gas's FERC Gas Tariff. Texas Gas may adjust the fuel retention percentage as operating circumstances warrant; however, such change shall not be retroactive. Texas Gas agrees to give Customer thirty (30) days' written notice before changing such percentage.

2.3 Texas Gas, at its sole option, may, if tendered by Customer, transport daily quantities in excess of the Transportation Contract Demand.

2.4 In order to protect its system, the delivery of gas to its customers and/or the safety of its operations, Texas Gas shall have the right to vent excess natural gas delivered to Texas Gas by Customer or Customer's supplier(s) in that part of its system utilized to transport gas received hereunder. Prior to venting excess gas, Texas Gas will use its best efforts to contact Customer or Customer's supplier(s) in an attempt to correct such excess deliveries to Texas Gas. Texas Gas may vent such excess gas solely within its reasonable judgment and discretion without liability to Customer, and a pro rata share of any gas so vented shall be allocated to Customer. Customer's pro rata share shall be determined by a fraction, the numerator of which shall be the quantity of gas delivered to Texas Gas at the Point of Receipt by Customer or Customer's supplier(s) in excess of Customer's confirmed nomination and the denominator of which shall be the total quantity of gas in excess of total confirmed nominations flowing in that part of Texas Gas's system utilized to transport gas, multiplied by the total quantity of gas vented or lost hereunder.

2.5 Any gas imbalance between receipts and deliveries of gas, less fuel and PVR adjustments, if applicable, shall be cleared each month in accordance with
Section 17 of the General Terms and Conditions in Texas Gas's FERC Gas Tariff. Any imbalance remaining at the termination of this Agreement shall also be cashed-out as provided herein.

                                   ARTICLE III

Scheduling

3.1 Customer shall be obligated four (4) working days prior to the end of each month to furnish Texas Gas with a schedule of the estimated daily quantity(ies) of gas it desires to be received, transported, and redelivered for the following month. Such schedules will show the quantity(ies) of gas Texas Gas will receive from Customer at the Point(s) of Receipt, along with the identity of the supplier(s) that is delivering or causing to be delivered to Texas Gas quantities for Customer's account at each Point of Receipt for which a nomination has been made.

3.2 Customer shall give Texas Gas, after the first of the month, at least twenty-four (24) hours' notice prior to the commencement of any day in which Customer desires to change the quantity(ies) of gas it has scheduled to be delivered to Texas Gas at the Point(s) of Receipt. Texas Gas agrees to waive this 24-hour prior notice and implement nomination changes requested by Customer to commence in such lesser time frame subject to Texas Gas's being able to confirm and verify such nomination change at both Receipt and Delivery Points, and receive PDAs reflecting this nomination change at both Receipt and Delivery Points. Texas Gas will use its best efforts to make the nomination change effective at the time requested by Customer; however, if Texas Gas is unable to do so, the nomination change will be implemented as soon as confirmation is received.

                                   ARTICLE IV

Points of Receipt, Delivery, and Supply Lateral Allocation

4.1 Customer shall deliver or cause to be delivered natural gas to Texas Gas at the Point(s) of Receipt specified in Exhibit "A" attached hereto and Texas Gas shall redeliver gas to Customer or for the account of Customer at the Point(s) of Delivery specified in Exhibit "B" attached hereto in accordance with Sections 7 and 15 of the General Terms and Conditions of Texas Gas's FERC Gas Tariff.

4.2 Customer's preferential capacity rights on each of Texas Gas's supply laterals shall be as set forth in Exhibit "C" attached hereto, in accordance with Section 34 of the General Terms and Conditions of Texas Gas's FERC Gas Tariff.

                                    ARTICLE V

Term of Agreement

5.1 This Agreement shall become effective November 1, 2001, and remain in full force and effect for a primary term beginning November 1, 2001, (with the rates and charges described in Article VIII becoming effective on that date) and extending for a period of one year(s) from that date, or through October 31, 2002; with extensions of one year at the end of the primary term and each additional term thereafter unless written notice is given at least three hundred sixty-five (365) days prior to the end of such term by either party.

                                   ARTICLE VI

Point(s) of Measurement

6.1 The gas shall be delivered by Customer to Texas Gas and redelivered by Texas Gas to Customer at the Point(s) of Receipt and Delivery hereunder.

6.2 The gas shall be measured or caused to be measured by Customer and/or Texas Gas at the Point(s) of Measurement which shall be as specified in Exhibits "A", "A-I", and "B" herein. In the event of a line loss or leak between the Point of Measurement and the Point of Receipt, the loss shall be determined in accordance with the methods described in Section 3, "Measuring and Measuring Equipment," contained in the General Terms and Conditions of Texas Gas's FERC Gas Tariff.

                                   ARTICLE VII

Facilities

7.1 Texas Gas and Customer agree that any facilities required at the Point(s) of Receipt, Point(s) of Delivery, and Point(s) of Measurement shall be installed, owned, and operated as specified in Exhibits "A", "A-I", and "B" herein. Customer may be required to pay or cause Texas Gas to be paid for the installed cost of any new facilities required as contained in Sections 1.3, 1.4, and 1.5 of Texas Gas's FT Rate Schedule and Section 30 of the General Terms and Conditions. Customer shall only be responsible for the installed cost of any new facilities described in this Section if agreed to in writing between Texas Gas and Customer.

                                  ARTICLE VIII

Rates and Charges

8.1 Each month, Customer shall pay Texas Gas for the service hereunder an amount determined in accordance with Section 5 of Texas Gas's FT Rate Schedule contained in Texas Gas's FERC Gas Tariff, which Rate Schedule is by reference made a part of this Agreement. The maximum rates for such service consist of a monthly reservation charge multiplied by Customer's firm transportation demand as specified in Section 2.1 herein. The reservation charge shall be billed as of the effective date of this Agreement. In addition to the monthly reservation charge, Customer agrees to pay Texas Gas each month the maximum commodity charge up to Customer's transportation contract demand. For any quantities delivered by Texas Gas in excess of Customer's transportation contract demand, Customer agrees to pay the maximum FT overrun commodity charge. In addition, Customer agrees to pay:

         (a)      Texas Gas's Fuel Retention percentage(s).

         (b) The currently effective GRI funding unit, if applicable, the currently effective FERC Annual Charge Adjustment unit charge
                  (ACA), the currently effective Take-or-Pay surcharge, or any other then currently effective surcharges, including but not limited to Order 636 Transition Costs.

If Texas Gas declares force majeure which renders it unable to perform service herein, then Customer shall be relieved of its obligation to pay demand charges for that part of its FT contract demand affected by such force majeure event until the force majeure event is remedied.

Unless otherwise agreed to in writing by Texas Gas and Customer, Texas Gas may, from time to time, and at any time selectively after negotiation, adjust the rate(s) applicable to any individual Customer; provided, however, that such adjusted rate(s) shall not exceed the applicable Maximum Rate(s) nor shall they be less than the Minimum Rate(s) set forth in the currently effective Sheet No. 10 of Texas Gas's FERC Gas Tariff. If Texas Gas so adjusts any rates to any Customer, Texas Gas shall file with the Commission any and all required reports respecting such adjusted rate.

8.2 In the event Customer utilizes a Secondary Point(s) of Receipt or Delivery for transportation service herein, Customer will continue to pay the monthly reservation charges as described in Section 8.1 above. In addition, Customer will pay the maximum commodity charge applicable to the zone in which gas is received and redelivered up to Customer's transportation contract demand and the maximum overrun commodity charge for any quantities delivered by Texas Gas in excess of Customer's winter season or summer season transportation contract demand. Customer also agrees to pay the ACA, Take-or-Pay Surcharge, GRI charges, fuel retention charge, and any other effective surcharges, if applicable, as described in Section 8.1 above.

8.3 It is further agreed that Texas Gas may seek authorization from the Commission and/or other appropriate body for such changes to any rate(s) and terms set forth herein or in Rate Schedule FT, as may be found necessary to assure Texas Gas just and reasonable rates. Nothing herein contained shall be construed to deny Customer any rights it may have under the Natural Gas Act, as amended, including the right to participate fully in rate proceedings by intervention or otherwise to contest increased rates in whole or in part.

8.4 Customer agrees to fully reimburse Texas Gas for all filing fees, if any, associated with the service contemplated herein which Texas Gas is required to pay to the Commission or any agency having or assuming jurisdiction of the transactions contemplated herein.

8.5 Customer agrees to execute or cause its supplier or processor to execute a separate agreement with Texas Gas providing for the transportation of any liquids and/or liquefiables, and agrees to pay or reimburse Texas Gas, or cause Texas Gas to be paid or reimbursed, for any applicable rates or charges associated with the transportation of such liquids and/or liquefiables, as specified in Section 24 of the General Terms and Conditions of Texas Gas's FERC Gas Tariff.

                                   ARTICLE IX

Miscellaneous

9.1 Texas Gas's transportation service hereunder shall be subject to receipt of all requisite regulatory authorizations from the Commission, or any successor regulatory authority, and any other necessary governmental authorizations, in a manner and form acceptable to Texas Gas. The parties agree to furnish each other with any and all information necessary to comply with any laws, orders, rules, or regulations.

9.2 Except as may be otherwise provided, any notice, request, demand, statement, or bill provided for in this Agreement or any notice which a party may desire to give the other shall be in writing and mailed by regular mail, or by postpaid registered mail, effective as of the postmark date, to the post office address of the party intended to receive the same, as the case may be, or by facsimile transmission, as follows:

                                    Texas Gas

         Texas Gas Transmission Corporation
         3800 Frederica Street
         Post Office Box 20008
         Owensboro, Kentucky 42304

         Attention: Gas Revenue Accounting (Billings and Statements)
                    Marketing Administration (Other Matters)
                    Scheduling and Imbalances (Nominations)
                    Fax (270) 688-6817

                                    Customer

         Mississippi Valley Gas Company
         711 West Capitol Street
         Jackson, Mississippi 39207-4438

         Attention: Mr. Sanford Novick

The address of either party may, from time to time, be changed by a party mailing, by certified or registered mail, appropriate notice thereof to the other party. Furthermore, if applicable, certain notices shall be considered duly delivered when posted to Texas Gas's Electronic Bulletin Board, as specified in Texas Gas's FERC Gas Tariff.

9.3 This Agreement shall be governed by the laws of the Commonwealth of Kentucky.

9.4 Each party agrees to file timely all statements, notices, and petitions required under the Commission's regulations or any other applicable rules or regulations of any governmental authority having jurisdiction hereunder and to exercise due diligence to obtain all necessary governmental approvals required for the implementation of this transportation Agreement.

9.5 All terms and conditions of Rate Schedule FT and the attached Exhibits "A", "A-I", "B", and "C" are hereby incorporated to and made a part of this Agreement.

9.6 This Agreement shall be binding upon and inure to the benefit of the successors, assigns, and legal representatives of the parties hereto.

9.7 Neither party hereto shall assign this Agreement or any of its rights or obligations hereunder without the consent in writing of the other party and subject to the requirements of Section 25.7 of the General Terms and Conditions of Texas Gas's FERC Gas Tariff. Notwithstanding the foregoing, either party may assign its right, title and interest in, to and by virtue of this Agreement including any and all extensions, renewals, amendments, and supplements thereto, to a trustee or trustees, individual or corporate, as security for bonds or other obligations or securities, without such trustee or trustees assuming or becoming in any respect obligated to perform any of the obligations of the assignor and, if any such trustee be a corporation, without its being required by the parties hereto to qualify to do business in the state in which the performance of this Agreement may occur, nothing contained herein shall require consent to transfer this Agreement by virtue of merger or consolidation of a party hereto or a sale of all or substantially all of the assets of a party hereto, or any other corporate reorganization of a party hereto.

9.8 This Agreement insofar as it is affected thereby, is subject to all valid rules, regulations, and orders of all governmental authorities having jurisdiction.

9.9 No waiver by either party of any one or more defaults by the other in the performance of any provisions hereunder shall operate or be construed as a waiver of any future default or defaults whether of a like or a different character.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective representatives thereunto duly authorized, on the day and year first above written.

ATTEST:                                       TEXAS GAS TRANSMISSION CORPORATION

-s- SHERRY L. RICE                            By -s- H. DEAN JAMES II
--------------------------------                 -------------------------------
   Assist.  Secretary                                      Vice President

WITNESSES:                                    MISSISSIPPI VALLEY GAS COMPANY

________________________________              By -s- SANFORD NOVICK
                                                 -------------------------------

________________________________              Attest: [ILLEGIBLE]
                                                      --------------------------
                                                              Secretary

Date of Execution by Customer:

November 19, 2001

                              CONTRACT NO. T018170

                                    EXHIBIT A
                            FIRM POINT(S) OF RECEIPT
                         MISSISSIPPI VALLEY GAS COMPANY
                               FIRM TRANSPORTATION
                                    AGREEMENT

                                                                                                    DAILY FIRM
                                          METER                                                  CAPACITY (MMBtu)
LATERAL          SEGMENT           ZONE    NO.              NAME                              WINTER          SUMMER
---------------------------------------------------------------------------------------------------------------------
BEGIN LIST OF FIRM RECEIPT POINTS:

NORTH LOUISIANA LEG

       Carthage - Haughton

                                     1     2102     Champlin                                   3,461           3,517
       Sharon - East

                                     1    8760N     Lonewa (NLA)                               1,993               0
EAST LEG
       Bosco - Eunice

                                    SL     2740     Superior-Pure                                443             489
SOUTHEAST LEG
       Blk. 8 - Morgan City

                                    SL     2460     Peltex Deep Saline #1                        278             305
                                    SL     2463     Toce Oil                                      15              16
                                    SL     2638     Coon Point                                   210             232
                                    SL     2755     Texaco-Bay Junop                              73              80
       Henry - Lafayette

                                    SL     2790     Henry Hub                                  9,571          10,199
       Morgan City - Lafayette

                                    SL     2454     FMP/Bayou Postillion                         393             433
                                    SL     9173     ANR-Calumet (Rec.)                            15              16
SOUTH LEG
       Egan - Eunice

                                    SL     9003     Egan                                       3,496           3,856
SOUTHWEST LEG
       Lowry - Eunice

                                    SL     2437     ENOGEX/NGPL Tap Washita                      245             467
                                    SL     9170     Transok/ NGPL Inter #2 Custer              2,692           4,123
                                    SL     9843     Mobil - Lowry                              1,225               0
WEST LEG

       Mallard Bay - Woodlawn
                                    SL     2207     Franks Petroleum-Chalkley                    179             198
MAINLINE

       Eunice - Zone SL/1 Line
                                    SL     9035     ANR-Eunice                                 3,479           3,839

EFFECTIVE DATE: November 1, 2001

                              CONTRACT NO. T018170
                                   EXHIBIT A
                            FIRM POINT(S) OF RECEIPT
                         MISSISSIPPI VALLEY GAS COMPANY
                              FIRM TRANSPORTATION
                                   AGREEMENT

                                                                                                    DAILY FIRM
                                          METER                                                  CAPACITY (MMBtu)
LATERAL          SEGMENT           ZONE    NO.               NAME                             WINTER          SUMMER
----------------------------------------------------------------------------------------------------------------------------
WC-294 (AT ANR-EUNICE)                              INCLUDED UNDER MAINLINE
HIOS (AT ANR-EUNICE)                                INCLUDED UNDER MAINLINE
                                                                                            END LIST OF FIRM RECEIPT POINTS.

EFFECTIVE DATE:  November 1, 2001

                                  EXHIBIT "A-I"
                          SECONDARY POINT(S) OF RECEIPT

                                                                  TGT
                                                                 Meter
Lateral              Segment                        Zone           No.         DRN               Supply Point
----------------------------------------------------------------------------------------------------------------------
EAST
                Bosco-Eunice                         SL          2015          6512     Amerada Hess
                                                     SL          2016          6513     Amerada Hess-South Lewisburg
                                                     SL          2385          6517     D.B. McClinton #1
                                                     SL          2288          6508     Great Southern-Mowata #2
                                                     SL          9804          6545     Great Southern-Mowata #3
                                                     SL          9551        236094     Great Southern-So. Bayou Mallet
                                                     SL          8142          6549     Ritchie
                                                     SL          2740          6499     Superior-Pure
SOUTHEAST
                Blk. 8-Morgan City                   SL          2198         10590     Bois D'Arc
                                                     SL          9142        140570     Bois D'Arc-Pelican Lake
                                                     SL          2109         31917     Chevron-Block 8
                                                     SL          2638         31567     Coon Point
                                                     SL          2845         10588     Lake Pagie
                                                     SL          2460         43557     Peltex Deep Saline #1
                                                     SL          9888         38406     Phillips-Bay Junop
                                                     SL          9552        242183     S.S.20
                                                     SL          2480         31554     S.S. 41
                                                     SL          9471         43569     Sohio
                                                     SL          2755         10587     Texaco-Bay Junop
                                                     SL          9836         10595     Texaco-Dog Lake
                                                     SL          2463         43572     Toce Oil
                                                     SL          9883         10591     Zeit-Lake Pagie

                Henry-Lafayette                      SL          8190         10902     Faustina-Henry
                                                     SL          2790         42612     Henry Hub
                                                     SL          9597        299417     St. Mary Land-Parc Perdue

                Lafayette-Eunice                     SL          2125          8741     California Co.-North Duson
                                                     SL          2138          6500     California Co.-South Bosco #2
                                                     SL          2389          8737     Duson
                                                     SL          9837         43488     Excel-Judice
                                                     SL          2601          8732     Fina Oil-Anslem Coulee
                                                     SL          8040          6525     Florida
                                                     SL          9906         38741     Quintana-South Bosco
                                                     SL          9005          6538     Rayne-Columbia Gulf
                                                     SL          8067          8736     South Scott
                                                     SL          2810          8738     Tidewater-North Duson
                                                     SL          8051          8727     Youngsville

                Maurice-Freshwater                   SL          9501        204880     Araxas-Abbeville
                                                     SL          2147         10898     CNG-Hell Hole Bayou
                                                     SL          2203         10890     Deck Oil-Perry/Hope
                                                     SL          9160        140571     LLOG-Abbeville
                                                     SL          2394         10906     LRC-Theall
                                                     SL          9800         43550     May Petroleum
                                                     SL          2748        127418     Parc Perdue

                                      A-I-1

                                                               TGT
                                                              Meter
 Lateral              Segment                     Zone          No.            DRN                Supply Point
-------------------------------------------------------------------------------------------------------------------
SOUTHEAST (CONT.)                                  SL          2749            10896     Parc Perdue 2
                                                   SL          9434           171296     Southwestern-Perry
                                                   SL          2706            40933     Sun Ray
                                                   SL          9422           160243     UNOCAL-Freshwater Bayou
                                                   SL          2840            10900     UNOCAL-N. Freshwater Bayou

               Morgan City-Lafayette               SL          2064            43425     Amoco-Charenton
                                                   SL          9173            10277     ANR-Calumet (Rec.)
                                                   SL          9803            38341     Atlantic
                                                   SL          9809            43733     B.H. Petroleum-S.E. Avery
                                                   SL          9881            80583     Bridgeline-Berwick
                                                   SL          9598           299410     Burlington- Wyandotte
                                                   SL          9412           185979     Equitable-Lake Peigneur
                                                   SL          9047             8223     Florida Gas-E.B. Pigeon
                                                   SL          2454             8215     FMP/Bayou Postillion
                                                   SL          8059            10279     Franklin
                                                   SL          9437           171297     Hunt Oil-Taylor Point
                                                   SL          9502           211243     Hunt Oil-East Taylor Point
                                                   SL          9854            43546     Linder Oil-Bayou Penchant
                                                   SL          9853            60164     Linder Oil-Garden City
                                                   SL          9544           225037     Nautilus-Garden City
                                                   SL          2189            43561     Rutledge Deas
                                                   SL          2636             8240     Shell-Bayou Pigeon
                                                   SL          8149             8235     SONAT-East Bayou Pigeon
                                                   SL          2035            10264     Southwest-Jeanerette
                                                   SL          9895            59632     Texaco-Bayou Sale
                                                   SL          8205            10272     Transco-Myette Point
                                                   SL          9829            10263     Trunkline-Centerville

               Thibodaux-Morgan City               SL          2250            33435     A. Glassell-Chacahoula
                                                   SL          2335           186009     Amoco-North Rousseau
                                                   SL          2835             6912     Lake Palourde
                                                   SL          9873             8875     Linder Oil-Chacahoula
                                                   SL          9175           124990     LLOG-Chacahoula
                                                   SL          9847            43636     LRC-Choctaw
                                                   SL          2445             8878     Magna-St. John #2
                                                   SL          2470            60191     Patterson-Chacahoula
                                                   SL          2135            10145     Simon Pass
                                                   SL          9481           144064     Transco-Thibodaux
SOUTH
               Egan-Eunice                         SL          9003            38233     Egan
                                                   SL          9415           171298     Tejas Power-Egan
SOUTHWEST
               East Cameron-Lowry                  SL          9872            30078     E.C. 9A
                                                   SL          2581            30074     E.C. 14
                                                   SL          2033            43548     Little Cheniere-Arco
                                                   SL          2034            43549     Little Cheniere-Linder
                                                   SL          9841           299414     LLOG-Lake Arthur
                                                   SL          2392             7561     LRC-Grand Cheniere

               Lowry-Eunice                        SL          9843           156905     Mobil-Lowry
                                                   SL          9446             7580     NGPL-Lowry
                                                   SL          2437           149325     ENOGEX/NGPL Tap Washita

                                      A-I-2

                                                               TGT
                                                              Meter
Lateral                Segment                    Zone          No.            DRN                     Supply Point
--------------------------------------------------------------------------------------------------------------------------------
SOUTHWEST (CONT.)                                  SL          9169           149326     TEX SW/NGPL Washita
                                                   SL          9171           149313     Transok/NGPL Inter #2 Beckham
                                                   SL          9170           149321     Transok/NGPL Inter #2 Custer
                                                   SL          9172           149329     Transok/NGPL Waggs Wheeler
WEST
              Iowa-Eunice                          SL          9507            21777     Camex-China
                                                   SL          8170             8613     Iowa
                                                   SL          9445             8617     Kilroy Riseden-Woodlawn

              Mallard Bay-Woodlawn                 SL          2140             8610     California Co.-South Thornwell
                                                   SL          2615             7585     Caroline Hunt Sands-S. Thornwell
                                                   SL          2008           299411     Cima-North Chalkley
                                                   SL          2207            60169     Franks Petroleum-Chalkley
                                                   SL          9028            43506     Gas Energy Development-Hayes
                                                   SL          9565           299412     HS Resources- Welsh
                                                   SL          2355            81054     Humble-Chalkley
                                                   SL          2383             7567     IMC Wintershall-Chalkley
                                                   SL          8071             7571     LRC-Mallard Bay
                                                   SL          9828             8585     Riverside-Lake Arthur
                                                   SL          2635           107453     Shell-Chalkley
                                                   SL          2822             7586     Superior-S. Thornwell
                                                   SL          2885             8603     Union Texas-Welsh
MAINLINE
              Eunice-Zone SL/1 Line                SL          9035             6519     ANR-Eunice
                                                   SL          9084           105453     Bayou Pompey
                                                   SL          8107             8120     Evangeline
                                                   SL          9536           225010     Louisiana Chalk-Eunice
                                                   SL          8046             8121     Mamou
                                                   SL          3800           124803     Pooling Receipt-Zone SL
                                                   SL          3900           154805     SL Lateral Terminus

                                      A-I-3

                                 EXHIBIT "A-I"
                          SECONDARY POINT(S) OF RECEIPT

                                                      TGT
                                                     Meter
Lateral            Segment                   Zone      No.         DRN                  Supply Point
-----------------------------------------------------------------------------------------------------------------
NORTH LOUISIANA
             Carthage-Haughton                1       2102        152451    Champlin
                                              1       9805         43386    Delhi
                                              1       9051          7148    Grigsby
                                              1       9575        299431    Reliant-Oakland
                                              1       8116         42473    Texas Eastern-Sligo
                                              1       9884         49099    Valero-Carthage

             Haughton-Sharon                  1       8003         43390    Barksdale
                                              1       2455         38387    Beacon
                                              1       9866         44088    Cornerstone-Ada
                                              1       2340          7787    F.E. Hargraves-Minden
                                              1       2186          7790    LGI # 1
                                              1       9539        226834    Marathon-Cotton Valley
                                              1       2456          7046    McCormick
                                              1       2457          7788    Minden-Hunt
                                              1       2459         11259    Minden Pan-Am #1
                                              1       9819         43554    Nelson-Sibley
                                              1       9461         43555    Olin-McGoldrick
                                              1       2760         38250    Sligo Plant
                                              1       9834         49082    Texaco-Athens

             Sharon                           1       2145         38281    Claiborne
                                              1       9439        185980    Energy Management-Antioch
                                              1       2010          7795    Fina Oil-HICO
                                              1       9818          7789    PGC-Bodcaw
                                              1       2757          7792    Texas Eastern-Sharon

             Sharon-East                      1       9418        171295    Associated-Calhoun
                                              1       2631         38310    Calhoun Plant
                                              1       2632         38300    Dubach
                                              1       9554        241523    Duke Energy-Hico Knowles
                                              1       2202        144066    Ergon-Monroe
                                              1       8760          9334    Lonewa
                                              1       8020          9217    MRT-Bastrop
                                              1       9302          9335    Munce
                                              1       9812         43556    Par Minerals/Downsville
                                              1       9823         43559    Reliance-Bernice
                                              1       2612         10799    Reliance-West Monroe
                                              1       2634          9339    Southwest-Guthrie
MAINLINE
             Bastrop-North                    1       9871        132993    Entergy-Helena
                                              1       9303          1484    Helena #2
                                              1       1600        132977    Memphis Light, Gas and Water Division
                                              1       3801        134577    Pooling Receipt-Zone 1
                                              1       9563        299418    Union Pacific-Bastrop

                                     A-I-1

                                                      TGT
                                                     Meter
Lateral            Segment                   Zone      No.          DRN              Supply Point
----------------------------------------------------------------------------------------------------------
MAINLINE (CONT.)
             Zone SL/1 Line-Bastrop           1       2020          44085    Arkla-Perryville
                                              1       9870          44087    Channel Explo.-Chicksaw Creek
                                              1       9826           9332    Delhi-Ewing
                                              1       9581         273515    Entergy
                                              1       2361           9321    Guffey-Millhaven
                                              1       9814          43538    Hogan-Davis Lake
                                              1       9535         227944    PanEnergy-Perryville
                                              1       8063           9670    Pineville (L1G)
                                              1       2648           9214    Spears
                                              1       9832          43414    Wintershall-Clarks

                                     A-I-2

                              CONTRACT NO. T018170
                         Contract Demand 20,476 MMBtu/D

                                   EXHIBIT "B"
                              POINT(S) OF DELIVERY
                                     ZONE 1

Meter                                                                                      MAOP         MDP*
 No.          DRN                    Name and Description                 Facilities      (psig)       (psig)
-------------------------------------------------------------------------------------------------------------
1631         60206        Mississippi Valley Gas Company
                          BENOIT-S12, T20N, R8W, Bolivar County, MS           (1)           600         300
                          BOLIVAR DISTRICT - S4, T22N, R6W, Bolivar           (1)           810         300
                          County, MS
                          CLARKSDALE - S30, T27N, R3W, Coahoma                (1)           560         250
                          County, MS
                          CLARKSDALE AIR BASE-S16, T28N, R3W,                 (1)           560         150
                          Coahoma County, MS
                          CLEVELAND - S10, T22N, R6W, Bolivar County, MS      (1)           640         325
                          DELTA BLUFFS - S27, T1S, R9W, DeSoto County, MS                   486          50
                          DESOTO DISTRICT - S23, T1S, R8W, DeSoto             (1)           674         400
                          County, MS
                          DUNCAN - S11, T25N, R5W, Bolivar County, MS         (1)           840         150
                          FEDERAL COMPRESS-S9, T5S, R11W, Tunica              (1)           486         200
                          County, MS
                          GAY HILL - S29, T1S, R8W, DeSoto County, MS         (1)           840         100
                          GREENBROOK - S24, TIS, R8W, DeSoto County, MS       (1)           674         300
                          JONESTOWN - S4, T28N, R3W, Coahoma County, MS       (1)           560         250
                          LAKE CORMORANT - S13, T2S, R10W, DeSoto             (1)           500         150
                          County, MS
                          LAKE CORMORANT #2-S31, T2S, R9W, DeSoto             (1)           810         400
                          County, MS
                          LULA - S25, T30N, R3W, Coahoma County, MS           (1)           500         150
                          LYNCHBURG - S36, T1S, R9W, DeSoto County, MS        (1)           840         100
                          LYON - S17, T27N, R3W, Coahoma County, MS           (1)           640         325
                          MERIGOLD NO. 1 - S9, T23N, R5W, Bolivar             (1)           640         150
                          County, MS
                          MERIGOLD NO. 2 - S9, T23N, R5W, Bolivar             (1)           640         250
                          County, MS
                          MVG-GREENVILLE AIR BASE - S22, T19N, R8W            (1)           600         300
                          Washington County, MS
                          MVG-GREENVILLE #1-S12, T18N, R8W,                   (1)           640         300
                          Washington County, MS
                          MVG-GREENVILLE #3 - S24, T18N, R8W,                 (1)           840         575
                          Washington County, MS
                          MVG-GREENVILLE #4 - S14, T17N, R9W,                 (1)           672         250
                          Washington County, MS
                          MVG-HARDY SPRINGS - Grenada County, MS              (1)
                          NATIONAL PACKING - S14, T17N, R9W,                  (1)           672         150
                          Washington County, MS
                          NORTH TUNICA - S27, T4S, R11W, Tunica               (1)                       325
                          County, MS
                          REFUGE PLANTING - S11, T18N, R8W, Washington        (1)           672         150
                          County, MS

NOTE: SEE ATTACHED STANDARD FACILITIES KEY FOR EXPLANATION OF FACILITIES.
      *MINIMUM DELIVERY PRESSURE

Meter                                                                                      MAOP         MDP*
 No.          DRN                    Name and Description                 Facilities      (psig)       (psig)
-------------------------------------------------------------------------------------------------------------
                          ROBINSONVILLE - S18, T3S, R10W, Tunica              (1)           486          325
                          County, MS
                          RURAL-MS-MVG                                                                    50
                          SCOTT - S26, T20N, R8W, Bolivar County, MS          (1)           600          150
                          SHELBY - S8, T24N, R5W, Bolivar County, MS          (1)           840          150
                          TUNICA - S4, T5S, R11W, Tunica County, MS           (1)           500          150
                          VINEY RIDGE ROAD - S10, T26N, R4W,
                          Coahoma County, MS
                          WALLS - S33, T1S, R9W, DeSoto County, MS            (1)           417          150

NOTE: SEE ATTACHED STANDARD FACILITIES KEY FOR EXPLANATION OF FACILITIES.
      *MINIMUM DELIVERY PRESSURE

                              CONTRACT NO. T018170
                              FIRM TRANSPORTATION
                                   AGREEMENT
                                   EXHIBIT C
                            SUPPLY LATERAL CAPACITY

                         MISSISSIPPI VALLEY GAS COMPANY

                                           PREFERENTIAL RIGHTS
                                                MMBtu/d
     SUPPLY LATERAL                    WINTER               SUMMER
                                       ------               ------
Zone 1 Supply Lateral(s)

North Louisiana Leg:                    5,454                3,517
                                        --------------------------
            Total Zone 1:               5,454                3,517

Zone SL Supply Lateral(s)

East Leg:                                 443                  489

Southeast Leg:                         10,555               11,281

South Leg:                              3,496                3,856

Southwest Leg:                          4,162                4,590

West Leg:                                 179                  198

WC-294 (at ANR-Eunice                     900                  994

HIOS (at ANR-Eunice)                    2,579                2,845
                                       ---------------------------
        Total Zone SL:                 22,314               24,253
                                       ---------------------------
        Grand Total:                   27,768               27,770
                                       ===========================

EFFECTIVE DATE: November 1, 2001

                             STANDARD FACILITIES KEY

(1) Measurement facilities are owned, operated, and maintained by Texas Gas Transmission Corporation.

(2) Measurement facilities are owned, operated, and maintained by ANR Pipeline Company.

(3) Measurement facilities are owned, operated, and maintained by Reliant Energy-Arkla.

(4) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Kerr-McGee Corporation.

(5) Measurement facilities are owned, operated, and maintained by Koch Gateway Pipeline Company.

(6) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Koch Midstream Services Company.

(7) Measurement facilities are owned, operated, and maintained by Kerr-McGee Corporation.

(8) Measurement facilities are owned, operated, and maintained by Louisiana Intrastate Gas Corporation.

(9) Measurement facilities are owned, operated, and maintained by CMS Trunkline Gas Company.

(10) Measurement facilities are owned, operated, and maintained by Columbia Gulf Transmission Company.

(11) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Columbia Gulf Transmission Company.

(12) Measurement facilities are owned, operated, and maintained by Florida Gas Transmission Company.

(13) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by ANR Pipeline Company.

(14) Measurement facilities are owned by Champlin Petroleum Company and operated and maintained by ANR Pipeline Company.

(15) Measurement facilities are owned by Transcontinental Gas Pipe Line Corporation and operated and maintained by ANR Pipeline Company.

(16) Measurement facilities are jointly owned by others and operated and maintained by ANR Pipeline Company.

(17) Measurement facilities are owned by Koch Gateway Pipeline Company and operated and maintained by ANR Pipeline Company.

(18) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Texas Eastern Transmission Corporation.

(19) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Natural Gas Pipeline Company of America.

(20) Measurement facilities are owned by Louisiana Intrastate Gas Corporation and operated and maintained by Texas Gas Transmission Corporation.

(21) Measurement facilities are owned, operated, and maintained by Texas Eastern Transmission Corporation.

(22) Measurement facilities are owned by Kerr-McGee Corporation and operated and maintained by ANR Pipeline Company.

(23)     Measurement facilities are operated and maintained by ANR Pipeline
         Company.

(24) Measurement facilities are owned, operated, and maintained by Transcontinental Gas Pipe Line Corporation.

(25) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Tennessee Gas Pipeline Company.

(26) Measurement facilities are owned, operated, and maintained by Northern Natural Gas Company.

(27) Measurement facilities are owned and maintained by Faustina Pipeline Company and operated by Texas Gas Transmission Corporation.

(28) Measurement facilities are owned by Samedan and operated and maintained by ANR Pipeline Company.

(29) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by CNG Producing.

(30) Measurement facilities are owned, operated, and maintained by Devon Energy Corporation.

(31) Measurement facilities are owned by Energen Resources MAQ, Inc. and operated and maintained by Texas Gas Transmission Corporation.

(32) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Trunkline Gas Company.

(33) Measurement facilities are owned by Linder Oil Company and operated and maintained by Texas Gas Transmission Corporation.

(34) Measurement facilities are owned, operated, and maintained by Mississippi River Transmission Corporation.

(35)     Measurement facilities are owned, operated, and maintained by Texaco
         Inc.

(36) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Louisiana Resources Company.

(37) Measurement facilities are owned, operated, and maintained by Louisiana Resources Company.

(38) Measurement facilities are owned by Oklahoma Gas Pipeline Company and operated and maintained by ANR Pipeline Company.

(39) Measurement and interconnecting pipeline facilities are owned and maintained by Louisiana Resources Company. The measurement facilities are operated and flow controlled by Texas Gas Transmission Corporation.

(40) Measurement facilities are owned by Hall-Houston and operated and maintained by ANR Pipeline Company.

(41) Measurement facilities are owned, operated, and maintained as specified in Exhibit "B".

(42) Measurement facilities are owned by Enron Corporation and operated and maintained by Texas Gas Transmission Corporation.

(43) Measurement facilities are owned by United Cities Gas Company and operated and maintained by TXG Engineering, Inc.

(44) Measurement facilities are owned, operated, and maintained by Reliant Energy Gas Transmission Company.

(45) Measurement facilities are owned by Falcon Seaboard Gas Company and operated and maintained by Texas Gas Transmission Corporation.

(46) Measurement facilities are owned by ANR Pipeline Company and operated and maintained by High Island Offshore System.

(47) Measurement facilities are owned by Forest Oil Corporation, et al., and operated and maintained by Tenneco Gas Transportation Company.

(48) Measurement facilities are owned by PSI, Inc., and operated and maintained by ANR Pipeline Company.

(49) Measurement facilities are owned, operated, and maintained by Tennessee Gas Pipeline Company.

(50) Measurement facilities are owned, operated, and maintained by Colorado Interstate Gas Company.

(51) Measurement facilities are owned by Producer's Gas Company and operated and maintained by Natural Gas Pipeline Company of America.

(52) Measurement facilities are owned by Zapata Exploration and operated and maintained by ANR Pipeline Company.

(53) Measurement facilities are jointly owned by Amoco, Mobil, and Union; operated and maintained by ANR Pipeline Company.

(54) Measurement facilities are owned, operated, and maintained by PG&E Texas Pipeline, L.P.

(55) Measurement facilities are owned by Walter Oil and Gas and operated and maintained by Columbia Gulf Transmission Company.

(56) Measurement facilities are operated and maintained by Natural Gas Pipeline Company of America.

(57) Measurement facilities are operated and maintained by Texas Gas Transmission Corporation.

(58) Measurement facilities are operated and maintained by Tennessee Gas Pipeline Company.

(59) Measurement facilities are operated and maintained by Columbia Gulf Transmission Company.

(60) Measurement facilities are owned, operated, and maintained by Midwestern Gas Transmission Company.

(61) Measurement facilities are owned, operated, and maintained by Western Kentucky Gas Company.

(62) Measurement facilities are owned by Egan Hub Partners, L. P., and operated and maintained by Texas Gas Transmission Corporation.

(63) Measurement facilities are owned and maintained by Louisiana Chalk Gathering System and operated by Texas Gas Transmission Corporation.

(64) Measurement facilities are owned, operated, and .maintained by Nautilus Pipeline Company.